The Sentinel Funds
Class A, Class B, Class C, Class D and Class S

Supplement dated February 4, 2009 to the Prospectus
dated March 28, 2008 as supplemented October 3, 2008

Effective February 3, 2009 all references to Sentinel U.S Treasury Money Market Fund are deleted and replaced with Sentinel Government Money Market Fund.

Effective January 1, 2009, the Sentinel U.S. Treasury Money Market Fund will be closed to all new investors, new purchases, and exchanges. Existing Sentinel U.S. Treasury Money Market Fund shareholders will no longer be able to purchase new shares of the Sentinel U.S. Treasury Money Market Fund, and shareholders of other Sentinel Funds will no longer be able to exchange shares of one Fund for shares of the Sentinel U.S.
Treasury Money Market Fund.

In addition, effective January 1, 2009, Sentinel will waive the initial sales charge that would otherwise apply to an exchange from Class A shares in the Sentinel U.S. Treasury Money Market Fund into another Sentinel Fund.
This waiver will expire on January 31, 2009. During this time period, Sentinel U.S. Treasury Money Market
Fund shareholders will be able to exchange Class A shares for Class A shares of another Sentinel Fund without being treated as an initial purchaser of the other fund’s shares.

Effective January 1, 2009, the paragraph under “Buying, Selling, and Transferring Fund Shares—Undesignated
Investment” is deleted and replaced with the following:

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the Short Maturity Government Fund without sales charge. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the Short Maturity Government Fund at the next net asset value calculated after we accept such direction. Exchange transactions will be subject to any applicable sales load.

Effective January 1, 2009, Sentinel will lower the initial sales charge on new purchases of $999,999 or less of
Class A shares of the Sentinel Short Maturity Government Fund to 1% of the offering price (1.01% of the net amount invested), with a dealer reallowance of 0.75% of the offering price. For sales of $1,000,000 and over there is no sales charge; however, a contingent deferred sales charge (“CDSC”) of 1.00% may apply to redemptions of Class A shares if shares are redeemed in the first eighteen months after purchase where the initial sales charge was zero based on a purchase of $1,000,000 or more. Purchases of less than $1 million must remain in the account for 90 days before they are eligible for an exchange.

The first paragraph in the section titled “Investment Advisors and Portfolio Managers- Portfolio Managers” is
deleted and replaced with the following:

Sentinel’s staff is organized as six teams. The International Team is headed by Katherine Schapiro. The
Large-Cap Growth Team is headed by Elizabeth R. Bramwell. The Large-Cap Blend Team is headed by
Daniel J. Manion. The Small/Mid Cap Team is headed by Charles C. Schwartz and Betsy Pecor. The
Fixed-Income Team is headed by Thomas H. Brownell. The teams may include additional portfolio managers and a number of analysts.

The paragraph titled “Mid Cap Growth Fund” under the heading “Investment Advisors and Portfolio Managers-
Portfolio Managers” is deleted and replaced with the following:

Ms. Pecor and Mr. Schwartz co-manage the Mid Cap Growth Fund. Ms. Pecor has been associated with Sentinel or its affiliates since 2000 and has co-managed the Fund since 2008. She holds the

Chartered Financial Analyst designation. Mr. Schwartz has been associated with Sentinel since 1996 and has co-managed the Fund since 2008. He holds the Chartered Financial Analyst designation.

Effective 60 days after December 18, 2008 the Funds’ redemption fee policy will be amended to allow the
Funds’ Chief Compliance Officer to approve waivers of the redemption fees under certain circumstances as is necessary in order for Sentinel to participate in Defined Contribution Investment Only business and where he or she finds that the firms have effective policies and monitoring in place to prevent excessive trading and market timing.

Effective January 1, 2009 the first paragraph under “Share Classes- Other Matters Relating to the
Distribution of Fund Shares” is deleted.

On November 24, 2008, the Board of Directors (the “Board”) of Sentinel Group Funds, Inc. approved a change in the name of Sentinel U.S. Treasury Money Market Fund, to Sentinel Government Money Market Fund (the
“Fund”). The Board also approved two changes in the non-fundamental investment policies of the Fund. First, the Board approved a change from the Fund’s current policy of investing, under normal circumstances, at least
80% of its net assets in U.S. Treasury securities, to a policy of investing, under normal circumstances, at least
80% of its net assets in securities of the U.S. Treasury or U.S. government agencies or instrumentalities.
Second, the Board approved a change from the Fund’s current policy under which it may not invest more than
10% of its total assets in shares of institutional money market funds, and only if they invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities, to a policy under which the Fund may not invest more than 25% of its total assets in such securities. The changes will be effective on February 3, 2009, 60 days after written notice of the changes were provided to Fund shareholders.